UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   February 5, 2002

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-30275              23-3057155
   ------------------------          -------------      ----------------------
(State or other jurisdiction of       (Commission           (IRS Employer
        incorporation)                File Number)        Identification No.)

            One Logan Square
       130 N. 18th St., Suite 2615
            Philadelphia, PA                                   19103
-----------------------------------------         ------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:    (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.

          On February 5 and 6, 2002, I-trax, Inc., a Delaware corporation ("I-trax"), and WellComm Group, Inc., an Illinois corporation ("WellComm"), completed a two-step reorganization transaction pursuant to a Merger Agreement dated as of January 28, 2002 (the "Merger Agreement") by and among I-trax, WC Acquisition, Inc., an Illinois corporation and a wholly owned subsidiary of I-trax ("Acquisition"), WellComm, John Blazek and Carol Rehtmeyer. The initial step of the reorganization transaction involved a merger of Acquisition with and into WellComm, in which merger WellComm continued as the surviving corporation. The second step of the reorganization transaction involved a statutory merger of WellComm with and into I-trax, in which merger I-trax continued as the surviving corporation. The parties to the Merger Agreement intend to treat the initial step and the second step of the reorganization (collectively, the "Merger") as part of an integrated plan, such that the two steps constitute a single transaction described in Rev. Rul. 2001-46, 2001-42 Internal Revenue Bulletin 321 (Sep. 24, 2001), and thus a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

          At the closing of the Merger, I-trax delivered to the WellComm stockholders $2,000,000 in cash and 7,440,000 shares of I-trax Common Stock. I-trax also agreed to deliver to the WellComm stockholders a yet to be determined additional contingent merger consideration. The additional contingent merger consideration is deliverable in cash or, at the election of John Blazek as a representative of the WellComm stockholders, in shares of I-trax Common Stock. The additional contingent merger consideration is equal to 10% of revenues that may be generated by sales of new services to an existing WellComm client during a 12-month period beginning on the date such new services begin to be delivered. Such new services, however, must commence by February 5, 2003. Finally, I-trax granted to each of Ms. Rehtmeyer and Jane Ludwig, both senior officers of WellComm prior to the Merger, options to acquire 280,000 shares of I-trax Common Stock at an exercise price of $0.001 per share.

          The amount of cash, stock and contingent consideration issued or to be issued by I-trax in the Merger was determined by arms length negotiations between I-trax and WellComm. As a basis for such negotiations, I-trax management reviewed WellComm's contracts, pipeline, projections, cash flow and other factors, such as anticipated synergy between the companies' services and products and anticipated consumer demand for the combined companies' products.

          There are no material relationships between I-trax, its officers, directors and affiliates and their associates, on the one hand, and WellComm, its officers, directors and affiliates and their associates, on the other hand. After the Merger, each of Mr. Blazek and Ms. Rehtmeyer joined I-trax as a Managing Director and Ms. Ludwig joined I-trax as a Vice President pursuant to employment agreements with I-trax Health Management Solutions, Inc., a wholly owned subsidiary of I-trax. In addition, after the Merger, Mr. Blazek and Ms. Rehtmeyer were elected to the Board of Directors of I-trax.

          I-trax granted to the WellComm stockholders the following registration rights under the Securities Act of 1933, as amended, with respect to the shares of I-trax Common Stock issued in the Merger: (i) two demand registrations rights exercisable after February 5, 2005; and (ii) unlimited "piggy back" registration rights (subject to underwriter cut back) in the event I-trax registers I-trax Common Stock for its own account.

          I-trax received the $2,000,000 delivered to the WellComm stockholders in the Merger from the sale of a 6% convertible senior debenture in the aggregate principal amount of $2,000,000 (the "Debenture") to Palladin Opportunity Fund LLC ("Palladin") pursuant to a Purchase Agreement dated as of February 4, 2002 between I-trax and Palladin. The Purchase Agreement, the Debenture and related transactions were described in a Current Report on Form 8-K filed by I-trax on February 8, 2002 and exhibits thereto.

          The Merger Agreement and the Registration Rights Agreement and Employment Agreements entered into in connection with the Merger are attached hereto as exhibits and are incorporated herein by reference.

          The press release relating to the completion of the Merger is attached hereto as an exhibit and is incorporated herein by reference.

          I-trax will file with the Securities and Exchange Commission the financial statements of WellComm required under Item 7(a) to Form 8-K and the pro forma financial information required under Item 7(b) to Form 8-K within the time period permitted by Item 7(a)(4) to Form 8-K for filing such information.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial statements of business acquired.

          I-trax will file with the Securities and Exchange Commission the financial statements of WellComm under Item 7(a) to Form 8-K within the time period permitted by Item 7(a)(4) to Form 8-K for filing such information.

(b)  Pro Forma financial information.

          I-trax will file with the Securities and Exchange Commission the pro forma financial information required under Item 7(b) to Form 8-K within the time period permitted by Item 7(a)(4) to Form 8-K for filing such information.

(c)  Exhibits.

2.1 Merger Agreement dated as of January 28, 2002 by and among I-trax, Inc., WC Acquisition, Inc., WellComm Group, Inc., John Blazek and Carol Rehtmeyer.

2.2 Amendment dated as of February 5, 2002 to Merger Agreement dated as of January 28, 2002 by and among I-trax, Inc., WC Acquisition, Inc., WellComm Group, Inc., John Blazek and Carol Rehtmeyer.

10.1 Registration Rights Agreement dated as of February 5, 2002 by and among I-trax, Inc., and John Blazek, as an attorney-in-fact, for each stockholder of WellComm Group, Inc.

10.2 Employment Agreement dated as of February 5, 2002 between I-trax Health Management Solutions, Inc. and John Blazek.

10.3 Employment Agreement dated as of February 5, 2002 between I-trax Health Management Solutions, Inc. and Carol Rehtmeyer.

10.4 Employment Agreement dated as of February 5, 2002 between I-trax Health Management Solutions, Inc. and Jane Ludwig.

99.1      Press Release, issued February 11, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  I-TRAX, INC.



Date:  February 20, 2002                          By:    /s/ Anthony Tomaro
                                                         -----------------------
                                                  Name:  Anthony Tomaro
                                                  Title: Chief Financial Officer

                                 EXHIBITS INDEX

2.1 Merger Agreement dated as of January 28, 2002 by and among I-trax, Inc., WC Acquisition, Inc., WellComm Group, Inc., John Blazek and Carol Rehtmeyer.

2.2 Amendment dated as of February 5, 2002 to Merger Agreement dated as of January 28, 2002 by and among I-trax, Inc., WC Acquisition, Inc., WellComm Group, Inc., John Blazek and Carol Rehtmeyer.

10.1 Registration Rights Agreement dated as of February 5, 2002 by and among I-trax, Inc., and John Blazek, as an attorney-in-fact, for each stockholder of WellComm Group, Inc.

10.2 Employment Agreement dated as of February 5, 2002 between I-trax Health Management Solutions, Inc. and John Blazek.

10.3 Employment Agreement dated as of February 5, 2002 between I-trax Health Management Solutions, Inc. and Carol Rehtmeyer.

10.4 Employment Agreement dated as of February 5, 2002 between I-trax Health Management Solutions, Inc. and Jane Ludwig.

99.1      Press Release, issued February 11, 2002.


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